TERMINATED  ON:  November  27,  2000

          THIS  AGREEMENT  dated  for  reference  the 14th day of February, 2000

BETWEEN:

SSA COUPON LTD., a company duly incorporated and validly existing under the laws of British Columbia, and having offices at 1230B 4700 Kingsway, Burnaby, British Columbia, V5H 4M1

(the  "Company")

AND:

BRIAN NADJIWON, software programmer, of 2964 East Pender Street, Vancouver, British Columbia, V7M 1G4

(the  "Contractor")

          WHEREAS:

A. The Company is in the internet business and deals with web search engines and data bases and from time to time requires the services of computer programmers.

B.     The  Contractor  is  an  experienced  computer  programmer.

C. The Company has agreed to retain the Contractor to provide it with programming services on a contract basis and the Contractor has agreed to provide his services to the Company on the terms and conditions hereinafter set forth.

     NOW THEREFORE in consideration of the mutual covenants and agreements herein contained, the parties covenant and agree, each with the other, as follows:

1. The Company hereby engages the Contractor to provide html, database and other computer programming services to the company and to render his computer programming services as set out herein to the Company during the term of this Agreement and the Contractor hereby accepts these terms and undertakes to perform all the duties and obligations assumed by him hereunder.

2. The Contractor shall furnish the services required to assist the Chief Technical Officer of the Company in the development, testing, upgrading, and correction of computer programs and data bases as may be requested of the Contractor by the Company from time to time.

3. The Contractor's duties shall include developing specifications for software programs, writing, testing, correcting and otherwise generally developing software and internet communication programs, developing and writing web pages and web sites, uploading html programs on to the internet, training persons in the use of software developed by the Company,

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backing  up  software  programs, inputting data to data bases, and other general computer operation and programming services and shall perform all other duties related thereto as are generally provided by a computer programmer subject always to the instructions and directives of the management of the Company.

4. The Contractor shall assist and report to Dana Shaw, the Chief of Programming and the Chief Technical Officer of the Company, or such other delegates of the Company as may be designated by the President from time to time.

5. The Contractor shall submit oral or written reports in such form and to such persons as the President or Chief of Programming of the Company may from time to time direct.

6. The Contractor shall devote the whole of his working time, attention and ability to the business and affairs of the Company unless otherwise consented to in writing by the Chief of Programming and shall use his best efforts to promote the interests of same.

7. The Contractor agrees to use his best efforts to carry out his duties and obligations hereunder and to protect and promote the business and affairs of the Company and the Contractor shall perform the services required to be provided by him hereunder conscientiously and to the full limit of his ability, and shall well and faithfully serve the Company during the continuation of this Agreement and he shall promptly and faithfully comply with all reasonable requests, instructions, directions, rules and regulations of the Company.

8. The Contractor shall not, during the term of this Agreement or at any time thereafter, disclose to any person, firm or corporation (other than to related corporations, to the professional advisors of the Company and to governmental boards and authorities as may be required from time to time), any information concerning the business affairs of the Company, which the Contractor may have acquired in the course of or incidental to this Agreement or otherwise, whether for his own benefit or the detriment, or intended or probable detriment, of the Company.

9. The Contractor agrees that all aspects of the Company's business is confidential and that all computer programs, technique algorithms, software and processes contained in the software and all information relating to software disclosed to, accessed or received by the Contractor from the Company whether received orally, in writing, or in any other form, are and will be treated by the Contractor as the confidential proprietary information of the Company. The Contractor will exercise at least the same degree of care to safeguard the confidentiality of the Company's business and its software and such information as the Contractor would exercise to safeguard his own confidential information. The Contractor will take all steps necessary to ensure that the software and such information is not disclosed to any person without the prior written consent of the Company and the Contractor will not copy, reproduce, manufacture or in any way duplicate all or any part of the software whether or not modified or translated into another language without the prior written consent of the Company.

10. The Contractor agrees that all information delivered or to be delivered to him and any specifications, software, or concepts prepared by the Contractor on the Company's behalf or software or data loaded into the Company's computers by the Contractor are and will remain the property of the Company and the Contractor acknowledges that all information delivered to the

Contractor by the Company is delivered in confidence. The Contractor shall not disclose or communicate any of the information to any person, firm, association, corporation or business without the Company's consent. The Contractor will hold all such material and information in confidence and will not disclose any portion thereof to others or use, duplicate or copy any portion thereof except as may be necessary for performing work for the Company and only on the condition that such other similarly agree to maintain confidentiality and to respect the Company's ownership thereof. The Contractor will not, without the Company's prior written consent, use or permit the use of any such material or information except for the Company's benefit and for the purposes as contemplated herein and the Contractor will not revise, copy, reproduce, publish, distribute or sell any such material or information or any copy thereof. The Contractor will not use the information as the basis for the design or creation of any similar computer programs or otherwise. The
Contractor will return to the Company any or all copies of such material and information and any revisions, reproductions or copies thereof when requested. The Contractor will treat all information as confidential and will take all reasonable precautions to ensure against any breach of confidentiality.

12. The Contractor will only use the Company's computers for Company work and will not use the Company's computers for personal work and will not load any software without the Chief Technical Officer's prior approval, will not password or encrypt any data on the Company's computers except with the Chief Technical Officer's prior approval in which event the password will be provided to the Chief Technical Officer.

13. The services of the Contractor may be terminated by the Company at any time for just cause and the term "just cause" where used in this Agreement shall mean any termination by reason of:

(a) any act or omission by the Contractor, which he knew, or should have known, would, and does, adversely affect the Company or any subsidiary or affiliate, or any of their operations unless the doing of such act or such omission was first discussed with and approved by the directors of the Company,

(b) any criminal or fraudulent conduct (if proved in a court of competent jurisdiction or final adjudication) of the Contractor which shall adversely affect the Company,

(c) the bankruptcy or insolvency of the Contractor or the taking by the Contractor of the benefit of any statute or law governing the affairs of insolvent persons,

(d) the failure of the Contractor to diligently and properly carry out any instructions (having regard to the capacity in which the Contractor shall then be serving the Company) or advice given to him by the Chief or Programming or the President of the Company (or by any person designated by the President as having authority to give such instructions or advice) or the failure by the Contractor to abide fully by the reasonable policy decisions from time to time of the President of the Company,

(e) the Contractor's failure to abide by all of the covenants, terms and conditions of this Agreement so as to be found in breach of any covenant herein,

(f) the use, by the Contractor, of alcohol or other non prescription or recreational drugs, on the Company's premises or prior to coming to the premises such that the Contractor is still under the influence of alcohol or such drugs,

(g) the Contractor's failure to be generally available to carry out the Contractor's obligations hereunder,

(h)     the  Contractor's  inability  to  perform  the  required  tasks,

(i) recognizing the fact that the Company is a wholly owned subsidiary of a public corporation, any act by the Contractor that may put the Company and its parent in disrepute or that is likely to be detrimental to the parent corporation's hare market value, or

(j) the Company's lack of need or requirement for the Contractor's further services including such lack of need arising out of the Company's dissatisfaction of the Contractor's services.

14. This Agreement shall commence on the 17th day of February, 2000, and continue until terminated by either party on two week's notice or by the company for just cause.

15. The Company shall pay the Contractor for the Services, $3,000 per month, inclusive of GST if applicable, payable in equal bi-monthly instalments on, or on the nearest banking day prior to, the 15th and last day of each month.

16. The Contractor will maintain time sheets and record the services provided to the Company thereon and shall provide the Company with invoices for his services at the end of each week.

17. Notwithstanding that the Contractor is an independent contractor and is not an employee of the Company, the Company agrees that in addition to the remuneration described in paragraph 15, the Company will allow the Contractor to participate all medical, dental, disability and other employee benefit plans which the Company may from time to time establish or make available to its regular employees.

18. The Company shall be entitled to, and shall own, solely and exclusively, all the results and proceeds of the Contractor'' services and all rights of every kind therein and, without limiting the generality of the foregoing, the Company will own all intellectual property rights in any work performed by the Contractor pursuant to this Agreement including the intellectual property in any and all works created by the Company based in whole or in part on the software written or programmed by the Contractor, including any modifications, adaptations, transformations, revisions, improvements, enhancements, translations or variations of the such software. For the purpose of this Agreement, intellectual property rights shall mean:

(a) All rights, title and interests in all copyright and, moral rights in the software expressed in any material form whatsoever;

(b) All rights, title and interests in all confidential information and trade secret rights arising under the common law, provincial law, federal law and laws of foreign countries and related to proprietary and confidential information embodied in the software;

(c) All rights, title and interests in all trademarks and trade name rights under the common law, provincial law, federal law and laws of foreign countries relating to the software; and

(d) All rights, title and interest in any and all inventions embodied in the software including all modifications, enhancements and improvements thereto whether or not patentable.

19. Nothing herein contained shall be deemed to constitute a partnership between, or a joint venture by, the parties and neither party shall hold itself out contrary to the terms of this paragraph by any means whatsoever. Neither party shall be bound by or become liable for any representation, commitment, act or omission whatsoever of the other contrary to the provisions hereof. It is specifically agreed that the Contractor is an independent contractor and not an employee of the Company and that the Employee Standards Act, the employee provisions of the Income Tax Act and other statutory provisions relating to employees do not apply to the contractual relationship between the Company and the Contractor. Notwithstanding the foregoing, the Contractor may be deemed to be an employee or the Contractor may choose to be an employee and in the event that the Contractor should become or be deemed to be an employee of the Company, the provisions of this Agreement shall continue to be binding upon the Contractor as part of the terms of his employment. In the event that the Contractor becomes an employee of the Company, the Contractor acknowledges and agrees that the Company will deduct and remit amounts for income tax, Employment Insurance and Canada Pension Plan as required by the Canada Customs and Revenue Agency.

20. Any notice required or permitted to be given to either of the parties pursuant to this Agreement shall be in writing and shall be deemed to be duly given if delivered by hand or mailed by prepaid registered post at any postal station in Vancouver, British Columbia, addressed to the party concerned at the address first set out at the beginning of this Agreement or at such other address or addresses as the parties hereto may from time to time, by notice in writing, advise the other and any such notice if delivered shall be deemed to have been given on the date of delivery and if mailed, shall be deemed to have been given 48 hours after posting as aforesaid (exclusive of Saturdays, Sundays and statutory holidays); provided that if there shall be a postal strike, slowdown or other labour dispute which may affect the delivery of such notice through the mail between the time of mailing and the actual receipt of notice, then such notice shall only be effective if actually delivered.

21. No waiver by either party of the breach of any provisions of this Agreement shall be deemed to be a waiver of any preceding or succeeding breach of the same or similar nature.

22. Neither this Agreement, nor any of the rights, benefits or obligations arising from or out of the terms of this Agreement shall be assignable by either party hereto without the written consent of the other party hereto.

23. The provisions of this Agreement shall enure to the benefit of and be binding upon the legal personal representative of the Contractor and the successors and assigns of the Company respectively.

24. If any covenant or provision herein is determined to be void or unenforceable in whole or in part it shall not be deemed to affect or impair the validity of any other covenant or provision hereof.

25. The Contractor acknowledges and agrees that the intellectual property of the Company has particular and substantial value that may not be protected by a monetary judgment and may require injunctive or other equitable relief to protect and the Contractor consents to such an injunction being obtained against him by the Company on the termination of this Agreement if reasonably considered necessary by the Company and if the Agreement is terminated and the Contractor fails to return his keys to the Company's premises or passwords computer data in breach of this Agreement, then the Contractor will be liable to the Company for all costs and expenses of changing locks, pass words or other security and all costs and expense of obtaining an injunction or otherwise enforcing this Agreement against the Contractor.

     IN WITNESS WHEREOF the parties hereto have hereunto caused these presents to be executed the day and year first above written.

SIGNED, SEALED AND DELIVERED BY SSA COUPON LTD. in the presence of its duly authorized signatory:

/s/  signed

SIGNED,  SEALED  AND  DELIVERED  by  BRIAN  NADJIWON  in  the presence of:

Name

Address
                           ---------------
Occupation                 BRIAN  NADJIWON

          THIS  AGREEMENT  dated  for  reference  the  16th  day  of  May,  2000

BETWEEN:

FETCHOMATIC.COM ONLINE INC., the successor in name to SSA, COUPON LTD. a company duly incorporated and validly existing under the laws of British Columbia, and having offices at 1521 - 56th Street, Delta, British Columbia, V4L 2A9

(the  "Company")

AND:

BRIAN NADJIWON, software programmer, of 2964 East Pender Street, Vancouver, British Columbia, V7M 1G4

(the  "Contractor")

          WHEREAS:

A. By a contract made as of February 14, 2000, (the "Contract") the Company retained the Contractor to provide it with programming services on a contract basis at the rate of $3,000 per month.

B. The parties have agreed to amend the Contract to increase the rate to $5,600 per month.

     NOW THEREFORE in consideration of the mutual covenants and agreements herein contained, the parties covenant and agree each with the other, as follows:

1. The Contract is hereby amended by deleting the figures $3,000.00 in paragraph 15 and replacing them with the figures $5,600.00 effective May 16, 2000.

2.     In  all  other  respects  the  parties  ratify  and confirm the Contract.

     IN WITNESS WHEREOF the parties hereto have hereunto caused these presents to be executed the day and year first above written.

SIGNED, SEALED AND DELIVERED BY fetchOmatic.com Online Inc. in the presence of its duly authorized signatory:

/s/  signed
Vice  President

SIGNED,  SEALED  AND  DELIVERED  by  BRIAN  NADJIWON  in  the presence of:

Name

Address
                               ---------------
Occupation                     BRIAN  NADJIWON